AMENDING AGREEMENT

(Participation Agreement)

THIS AGREEMENT is entered into this 16th day of August, 2005.

BETWEEN:

BLACK CREEK RESOURCES LTD., a body corporate having an office in the City of Calgary, in the Province of Alberta ("Black Creek")

- and -

FALL RIVER RESOURCES LTD., a body corporate having an office in the City of Vancouver, in the Province of British Columbia ("Fall River")

- and -

HABANERO RESOURCES INC., a body corporate having an office in the City of Vancouver, in the Province of British Columbia ("Habanero")

- and -

MICRON ENVIRO SYSTEMS, INC., a body corporate having an office in the City of Carson, in the State of Nevada, U.S.A. ("Micron")

- and -

LOCHFAYNE RESOURCES LTD., a body corporate having an office in the City of High River, in the Province of Alberta ("Lochfayne")

- and -

BLAZE HOLDINGS INC., a body corporate having an office in the City of Cochrane, in the Province of Alberta ("Blaze")

WHEREAS:

A.

Black Creek, Fall River, Canasia Industries Corporation (“Canasia”), Habanero, Micron and Lochfayne entered into a Participation Agreement dated March 15, 2005; and

B.

Canasia has forfeited their interest in the Participation Agreement by not participating in the re-entry and completion attempt on the well described in Schedule “A” attached hereto; and

C.

Transaction Oil & Gas Ventures Inc. (“Transaction”) as operator under the Operating Agreement has offered the interest forfeited by Canasia to Black Creek, Fall River, Habanero, Micron and Lochfayne all of whom elected to not pick up any additional interest; and

D.

Blaze as to 10% and Black Creek as to 10% have agreed to take over the interest of Canasia and Black Creek, Fall River, Habanero, Micron and Lochfayne have agreed to Blaze and Black Creek taking over Canasia’s interest under the Participation Agreement.

NOW THEREFORE, in consideration of the premises, mutual covenants and agreements contained herein and the Participation Agreement, the Parties agree as follows:

1.

The Participation Agreement is hereby amended by deleting “Canasia Industries Corporation” and replacing it  with “Blaze Holdings Inc. and Black Creek Resources Ltd”:

2.

Clause 5 is deleted and is replaced with a revised Clause 5 as set out in Schedule “B” attached hereto:

3.

The Participation Agreement shall remain in full force and effect in all other respects.

4.

This Amending Agreement shall be effective as of the 16th day of August, 2005

5.

The Amending Agreement may be executed in as many counterparts as are necessary and all executed counterparts together shall constitute one agreement.

IN WITNESS WHEREOF the Parties hereto have executed this Amending Agreement as of the day and year first above written.

BLACK CREEK RESOURCES LTD.

FALL RIVER RESOURCES LTD.

Per:

/s/ Brian Murray

Per:

/s/ Ian McBain

HABANERO RESOURCES INC.

MICRON ENVIRO SYSTEMS, INC,

Per:

/s/ Jason Gigliotti

Per:

/s/ Negar Towfigh

LOCHFAYNE RESOURCES LTD.

BLAZE HOLDINGS INC.

Per:

/s/ W. G.. B.Murray

Per:

SCHEDULE “A”

The well

Well located in 100/06-12-045-07 W5/02

SCHEDULE “B”

TEST WELL EARNING

Upon Farmee and Participant having re-entered the Test Well and tested and completed, capped or abandoned same and provided Farmee and Participant are not otherwise in default of their obligations under the terms of the Farmout Agreement, Participant shall have earned a 100% working interest before payout, subject to a convertible Overriding Royalty calculated in accordance with Article 5 of the 1997 CAPL Farmout and Royalty Procedure using 1/150 (5% min – 15% max) on oil and 15% on gas, and a 50% working interest after payout in the Farmout Lands to the base of the deepest formation penetrated but no deeper than the base of the Vikiing Formation, subject to the Farmout and Operating Agreements

For clarity purposes the working interest and royalty on the Farmout Lands including the impact of the Operating Agreement is set out below:

Working Interest Before Payout

Working Interest After Payout

Fall River

55%

Fall River

26.1250%

Blaze

10%

Blaze

  4.7500%

Habanero

10%

Habanero

  4.7500%

Micron

  5%

Micron

  2.3750%

Lochfayne

10%

Lochfayne

  4.7500%

Black Creek

10%

Black Creek

  4.7500%

Black Creek

GORR

Black Creek

47.5000%

Transaction

  5.000%